                                                                   EXHIBIT 10.10

*PLEASE SEE ATTACHMENT 10.10A FOR DETAILS CONCERNING REDACTED PROVISIONS





                                   AGREEMENT
                               TO SUPPLY BEARINGS
                                    BETWEEN

                        PRECISION ENGINE PRODUCTS CORP.
                         2919 COMMON WEALTH BOULEVARD,
                           TALLAHASSEE, FLORIDA 32303
                      (HEREINAFTER REFERRED TO AS BUYER),

                                ON THE ONE PART

                                      AND

                              INA BEARING COMPANY,
                           308 SPRINGHILL FARM ROAD,
                        FORT MILL, SOUTH CAROLINA 29715
                      (HEREINAFTER REFERRED TO AS SELLER)

                               ON THE OTHER PART.


WHEREAS, the Buyer intends to purchase *** of its requirements for certain bearings from the Seller upon the terms and conditions set forth in this Agreement; and

WHEREAS, the Seller is willing to supply such requirements to the Buyer on the terms and conditions set forth in this Agreement; and

WHEREAS, the Appendices to this Agreement describe separate Programs under which the Seller will supply bearings to the Buyer; and

WHEREAS, this Agreement is intended to apply separately to each program;


IT IS AGREED AS FOLLOWS:

1.               PRODUCTS

The term "bearings", with respect to each Program, shall mean all product(s) listed in the Appendix to this Agreement that describes the Program, including successor products that correspond to the basic types listed.

Seller shall supply Buyer with *** of Buyer's requirements for the bearings at the prices set out in the applicable Appendix, subject to adjustment as provided in this Agreement. Quantities indicated in the Appendices are estimates only and do not obligate Buyer to Purchase more than its actual requirements or limit Seller's obligation to supply Buyer's

*PLEASE SEE ATTACHMENT 10.10A FOR DETAILS CONCERNING REDACTED PROVISIONS

actual requirements.

1.1              Replacements/ Additions

Modified bearings will be included in this Agreement automatically, provided that the modifications are approved by Buyer. Additional products may be included in this Agreement only by amending or adding Appendices by mutual agreement of the parties.

In the event any modification of a bearing or addition of a product to this Agreement necessitates additional tooling or capitalization expenditure, these expenditures will be negotiated by both parties at that time.


2.               TERM OF AGREEMENT

Each Appendix attached to this Agreement identifies a specific Program. This Agreement is applied to each Program separately and the term of each Program is expressed in Model Years. A Model Year is defined as a period of annual motor vehicle production, from *** to ***, designated by the year in which such production ends. For example, the 1993 Model Year would commence *** and end ***. ***

2.1              ***

2.2              ***

2.3              ***

3.               PRICES

The prices for all bearings purchased under this Agreement shall be calculated using the base prices indicated in the Appendices.***

***

4.               TERMS AND CONDITIONS

Buyer's Standard Terms and Conditions will apply with the exception of the Payment Terms which are Net 30 days.

5.               WARRANTY

Seller expressly warrants that all products covered by this Supply Agreement will conform to the specifications, drawings, samples or descriptions furnished by Buyer, and will be merchantable, of good material and workmanship and free from defects. No other warranty provisions of either Seller or Buyer apply.

*PLEASE SEE ATTACHMENT 10.10A FOR DETAILS CONCERNING REDACTED PROVISIONS

6.               CANCELLATION

In the event of a program cancellation by any customer of the Buyer, the Seller will be compensated for unabsorbed tooling unique to bearings manufactured solely for the Buyer only to the extent specifically agreed upon in writing and for existing unique inventory and raw material only to the extent the Seller is required to maintain the inventory or purchase the raw material pursuant to Paragraph 9 (Schedules/Forecasts) and Paragraph 10 (Safety Stock).

Tooling ownership remains with the Seller.

*PLEASE SEE ATTACHMENT 10.10A FOR DETAILS CONCERNING REDACTED PROVISIONS

7.               PACKAGING

Bearing(s) will be bulk packaged. Premiums will be negotiated for alternate packaging requested by the Buyer.

8.               SHIPPING

Seller shall ship all bearings, F.O.B. Seller's manufacturing facility in accordance with purchase orders submitted by Buyer from time to time.

9.               SCHEDULE/FORECASTS

Each quarter Buyer shall provide Seller with an updated forecast for not less than ***; the first *** will be firm releases for finished products and work-in-process, and the next ***. Any forecast beyond the initial *** period will be for planning purposed only with no financial commitment with regard to the Buyer.

10.              SAFETY STOCK

Seller shall maintain an inventory of finished product(s) *** normal usage to cover any unexpected interruptions in the supply of the product(s). Supply protection beyond the scope of the Safety Stock as outlined can be negotiated in good faith by Buyer and Seller as needed. In addition to financial commitments identified in 9. above, Buyer is financially committed to his safety stock.

11.              QUALITY

Seller shall comply in all respects with Buyer's Supplier Quality Assurance system, which may be altered from time to time by Buyer with Seller's approval, and Seller's approval shall not be unreasonably withheld. In the event that changes in the SQA system dramatically affects the Seller's labor or overhead costs, Buyer and Seller will negotiate a price change in good faith.

12.              SAMPLE AND APPROVAL PROCEDURE

Seller and Buyer must negotiate and agree upon sample and approval procedure in advance. Prototype parts will be supplied as needed and quoted separately.

*PLEASE SEE ATTACHMENT 10.10A FOR DETAILS CONCERNING REDACTED PROVISIONS

13.              COMPETITIVE REQUIREMENT

Seller agrees to remain competitive with regard to quality and delivery during the Term of this Agreement. In the event that Seller consistently fails to meet Buyer's quality and delivery requirements, Buyer shall have the right to cancel this Agreement or any program.

14.              AMENDMENTS/ADDITIONS

This Agreement, together with the documents referenced herein, constitutes the entire agreement of the parties relating to its subprice change in good faith. To become effective, all amendments and/or additions to this Agreement shall be made in writing between the parties. This Agreement, all orders placed under this Agreement, and any disputes in connection with this Agreement, shall be governed by the laws of the Sate of South Carolina


Stanadyne Automotive                               INA Bearing Company, Inc.
Precision Engine Products Corp.


/s/ Arthur S. Caruso                               /s/ Werner Mantay
Arthur S. Caruso                                   Werner Mantay
Vice President, General Manager                    Vice President, Automotive Marketing

Date: 1/2/96                                       Date: 1/8/96



                                                   /s/ B. G. Warmbold
                                                   Bruce G. Warmbold
                                                   President and CEO

                                                   Date: 1/8/96

*PLEASE SEE ATTACHMENT 10.10A FOR DETAILS CONCERNING REDACTED PROVISIONS



                                   APPENDIX A
                                       TO
                              MULTI-YEAR AGREEMENT
                                    BETWEEN
                              STANADYNE AUTOMOTIVE
                        PRECISION ENGINE PRODUCTS CORP.
                                      AND
                           INA BEARING COMPANY, INC.




Program:                  ***

Model Years:              ***

Cost Basis Date:          March 1995

------------------------------------------------------------------------------

Stanadyne Part Number             ***
INA Part Number                   ***
Average MY Volume***
Average MY Volume***

Prices @

***

*PLEASE SEE ATTACHMENT 10.10A FOR DETAILS CONCERNING REDACTED PROVISIONS

                                   APPENDIX B
                                       TO
                              MULTI-YEAR AGREEMENT
                                    BETWEEN
                              STANADYNE AUTOMOTIVE
                         PRECISION ENGINE PRODUCTS CORP
                                      AND
                           INA BEARING COMPANY, INC.



Program:                  ***

Model Years:              ***

Cost Basis Date:          March 1995

------------------------------------------------------------------------------


Stanadyne Part Number              ***
INA Part Number                    ***
Average MY Volume                  ***

Prices @

***

*PLEASE SEE ATTACHMENT C FOR DETAILS CONCERNING REDACTED PROVISIONS

                                   APPENDIX C
                                       TO
                              MULTI-YEAR AGREEMENT
                                    BETWEEN
                              STANADYNE AUTOMOTIVE
                        PRECISION ENGINE PRODUCTS CORP.
                                      AND
                           INA BEARING COMPANY, INC.



Program                   ***

Model Years               ***

Cost Basis Date           March 1995

------------------------------------------------------------------------------


Stanadyne Part Number             ***
INA Part Number                   ***
Average MY Volume                 ***

Prices @:

***

*PLEASE SEE ATTACHMENT 10.10A FOR DETAILS CONCERNING REDACTED PROVISIONS

                                   EXHIBIT I
                                       TO
                              MULTI-YEAR AGREEMENT
                                    BETWEEN
                              STANADYNE AUTOMOTIVE
                        PRECISION ENGINE PRODUCTS CORP.
                                      AND
                           INA BEARING COMPANY, INC.



Price Adjustment
Calculation Example

***

                                                              ATTACHMENT 10.10A



                       Confidential Treatment Request for
                        Stanadyne Automotive Corporation
                   Confidential Provisions of Exhibit 10.10:
                        the Agreement to Supply Bearings
                     between Precision Engine Products Corp
                         and INA Bearing Company, Inc.



1. In the first recital beginning with "WHEREAS", the four words following the word "purchase;"

2. Section 1: Products Requirements - The word after "with" in the first line of the second paragraph;

3. Section 2: Term of Agreement - (i) The last two sentences of the first paragraph in their entirety and all date provisions,
                 (ii) all of the text in the subsection 2.1, (iii) all of the text in the subsection 2.2 and (iv) all of the text in the subsection 2.3;

4. Section 3: Prices - (i) All of the text in the second sentence of the first paragraph, (ii) all of the text in the subsection 3.1, (iii) all of the text in the subsection 3.2, and(iv) all of the text in the subsection 3.3;

5. Section 9: Schedules/Forecasts - The sixteen words following the phrase"...the next three (3)months" in the first paragraph and all time provisions;

6. Section 10: Safety Stock - the seven words following the phrase "...inventory of finished product(s)" in the first sentence of the section;

7. Appendix A - Volume and Price Provisions - (i) all of the information following the heading: "Program", (ii) all of the information following the heading: "Model Years", (iii)all of the numerical information following the words "Stanadyne Part Number", (iv) all of the numerical information following the words "INA Part Number"; (v) all of the numerical information following the heading "Average MY Volume", (vi) all of the numerical information following the heading "Average MY Volume", (vii) all of the information following "Prices @";

 8. Appendix B - Volume and Price Provisions - (i) all of the information following the heading: "Program", (ii) all of the information following the heading: "Model Years",(iii)all of the numerical information following the words "Stanadyne Part Number", (iv) all of the numerical information following the words "INA Part Number"; (v) all of the numerical information following "Average MY Volume", and(vi)all of the information following "Prices @";



9. Appendix C - Volume and Price Provisions - (i) all of the information following the heading: "Program", (ii) all of the information following the heading: "Model Years",(iii)all of the numerical information following the words "Stanadyne Part Number", (iv) all of the numerical information following the words "INA Part Number"; (v) all of the numerical information following "Average MY Volume", and(vi)all of the information following "Prices @";

10. Exhibit 1 to Multi-Year Agreement between Stanadyne Automotive Precision Engine Products Corp. and INA Bearing Company, Inc.- All of the text contained in the Exhibit following the phrase "Price Adjustment Calculation Example".